EXHIBIT 10.9.1
     AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT dated as of May 30, 2006 (this “Amendment”), among Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), Town Sports International, Inc., a New York corporation (“TSI”), and those of the Stockholders (as defined in the Registration Rights Agreement referred to below) that are signatory hereto (the Company, TSI and such Stockholders are herein referred to collectively as the “Parties”).
RECITALS
     A. The Parties and certain other Stockholders have entered into that certain Registration Rights Agreement dated as of February 4, 2004, as amended by Amendment No. 1 to the Registration Rights Agreement dated as of March 23, 2006 (the “Registration Rights Agreement”).
     B. Each of the persons listed on Annex A to this Amendment have either (i) entered into an Executive Stock Agreement with the Company and certain other parties or a joinder agreement with the Company, and pursuant to such Executive Stock Agreements or joinder agreements, the Company has agreed to provide such persons with certain registration rights under the Registration Rights Agreement, or (ii) the Company has otherwise agreed to provide such persons with registration rights under the Registration Rights Agreement.
     C. The Company has agreed to register the Canterbury Registrable Securities in connection with the Company’s planned IPO.
     D. The Farallon Investors have agreed to purchase 1,300,000 Canterbury Registrable Securities from the Canterbury Investors immediately after the consummation of the Company’s planned IPO.
     E. The Company desires to provide the Farallon Investors with registration rights for such Canterbury Registrable Securities.
     F. The Parties desire to amend the Registration Rights Agreement in accordance with Section 11(c) of the Registration Rights Agreement.
AGREEMENT
     NOW, THEREFORE, on the basis of the preceding facts, and in consideration of the mutual agreements and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties agree as follows:
     1. Definitions. Unless the context otherwise requires, all capitalized and other defined terms not defined in this Amendment shall have the respective meanings accorded to them in the Registration Rights Agreement.

     2. Amendments.
     (a) The Registration Rights Agreement hereby is amended to provide that, for all purposes of the Registration Rights Agreement (including the Company’s planned IPO), each of the persons listed on Annex A shall be deemed an “Executive”, as such term is defined in the Registration Rights Agreement, in addition to those stockholders of the Company listed on the Executive Signature Pages to the Registration Rights Agreement as originally entered into.
     (b) The definition of “Farallon Registrable Securities” in Section 1 of the Registration Rights Agreement is hereby amended in its entirety to read as follows following the consummation of the Company’s IPO:
     “ “Farallon Registrable Securities” means (i) any shares of Common Stock held by the Farallon Investors or issued or issuable to the Farallon Investors or their respective affiliates or partners on or after December 10, 1996, (ii) the Purchased Canterbury Registrable Securities and (iii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) and (ii) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Farallon Registrable Securities whenever such Person has the right to acquire directly or indirectly such Farallon Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Farallon Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act. For avoidance of doubt, the immediately preceding sentence shall not apply to the sale of the Purchased Canterbury Registrable Securities by the Canterbury Investors to the Farallon Investors pursuant to the transactions contemplated in the Securities Purchase Agreement.”
     (c) Section 1 of the Registration Rights Agreement is hereby amended to add the following defined term following the consummation of the Company’s IPO:
     “ “Purchased Canterbury Registrable Securities” means the 1,300,000 Canterbury Registrable Securities that FCP, FCIP, Farallon Capital Institutional Partners II, L.P. (“FII”) and RRC purchased from Canterbury Detroit and Canterbury Mezzanine pursuant to the securities purchase agreement (the “Securities Purchase Agreement”) by and among FCP, FCIP, FII, RRC, Canterbury Detroit and Canterbury Mezzanine.”
     (d) A new paragraph (c) is hereby added to the end of Section 4 of the Registration Rights Agreement as follows:

     “(c) Notwithstanding anything to the contrary in this Section 4, the provisions of Section 4(a) and Section 4(b) shall not apply in the case of a Qualified Public Offering, and shall otherwise be waivable at the discretion of the underwriters managing any registered public offering.”
     (e) A new Section 12 of the Registration Rights Agreement hereby is added immediately following Section 11 to read in its entirety as follows:
     “12. Termination of Registration Rights. Notwithstanding anything to the contrary in this Agreement, at the time at which all Executive Registrable Securities held by a holder (and any affiliate of the holder with whom such holder must aggregate its sales under Rule 144) are (a) included for resale in, or otherwise covered by, an effective registration statement under the Securities Act, (b) saleable in any three (3)-month period without registration under the Securities Act in compliance with Rule 144, including Rule 144(k), or (c) saleable under Rule 701 under the Securities Act, such securities will cease to be Executive Registrable Securities, and thereafter such holder shall not be entitled to exercise any right provided for in Section 2 or Section 3 hereunder, nor be entitled to receive any notice thereunder, in each case with respect to the Executive Registrable Securities.”
     3. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with, the laws of the State of New York.
     4. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in any number of counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
     5. Bound Parties. The Registration Rights Agreement is being amended by this Amendment pursuant to Section 11(c) of the Registration Rights Agreement and this Amendment shall be effective upon the execution and delivery hereof by the requisite approval of the Company and those Stockholders specified in Section 11 of the Registration Rights Agreement.
     6. No Other Amendment; Etc. Except as expressly amended by this Amendment, the Registration Rights Agreement otherwise shall remain unaffected and shall be in full force and effect. For the avoidance of doubt, no other agreement now existing or hereafter entered into that provides for, or otherwise contains, any restriction on the sale, disposal or other transfer of Registrable Securities shall be deemed to be limited, modified, amended or waived as a result of the execution and delivery of the Registration Rights Agreement or this Amendment.

     IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment as of the date first above written.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
By:	/s/ Richard Pyle
	Name:	Richard Pyle
	Title:	Chief Financial Officer

TOWN SPORTS INTERNATIONAL, INC.
By:	/s/ Richard Pyle
	Name:	Richard Pyle
	Title:	Chief Financial Officer

[Signature page to Amendment No. 2 to the Registration Rights Agreement]

Annex A
Bartlett, Dirk
Brinsmade, Alexandra
Brush, Vince
Bubolo, Kelley
Buckbee, Bruce
Buckley, Gerard
Calvo, Gerard
Choo, Jeanie
Corella, Jill
Dang, Long
Daniel, Matt
Derleth, Karl
DiMaggio, Anthony
Donnely, Allyson
Duncan, Rob
Fifield, Robert
Gallagher, Dan
Gerson, Susan
Gurtcheff, Chris
Hartop, David
Hatten, Doug
Haughey, Ann
Hennigan, Kate
Herbst, Robert
Hickey, Judith
Houren, Peggy
Hufcut, Lisa
Jones, Cheryl
Keightley, Tim
Kendig, Gary
Khan, Asif
Kraemer, John
Laing, Chee
Lande, Jeff
Marotta, Paul
McGovern, Maureen
Meltzer, Jodie
Napolitano, Frank
O’Hearen, Sean
Oberg, Nancy
Onofrio, Dan
Priestly, Lisa
Prue, Jenny
Rasulo, Pam

Richmond, Merrill
Rockett, Jo
Rockett, Kate
Ruta, Chris
Shane, Adam
Sherman, Seth
Sinert, Jenny
Smallwood, John
Stabile, Chris
Stephen, Randy
Sullivan, Barbara
Talty, Fred
Terlitsky, Mark
Verina, Daniel
Werner, Doug